Exhibit 10.1

SECOND AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING
CREDIT AGREEMENT

This SECOND AMENDMENT TO THIRD AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (this “Amendment”), made as of May 12 , 2017, among FORESTAR (USA) REAL ESTATE GROUP INC., a Delaware corporation (“Borrower”), the undersigned Guarantors, KEYBANK NATIONAL ASSOCIATION, a national banking association (“KeyBank”), and the other financial institutions party to the Credit Agreement as lenders (each individually a “Lender” and collectively, “Lenders”), and KEYBANK NATIONAL ASSOCIATION, as Agent for the Lenders (in such capacity, “Agent”) and Swing Line Lender.
W I T N E S S E T H:
WHEREAS, Borrower, Guarantors, Agent and certain of the Lenders previously entered into a Revolving and Term Credit Agreement dated as of December 14, 2007, as amended by that certain First Amendment to Revolving and Term Credit Agreement and Other Loan Documents dated as of March 12, 2008, that certain Second Amendment to Revolving and Term Credit Agreement dated as of July 16, 2009, as amended and restated by that certain Amended and Restated Revolving and Term Credit Agreement dated as of August 6, 2010, as amended by that certain First Amendment to Amended and Restated Revolving and Term Credit Agreement dated as of May 6, 2011, that certain Second Amendment to Amended and Restated Revolving and Term Credit Agreement dated as of September 30, 2011, as amended and restated by that certain Second Amended and Restated Revolving and Term Credit Agreement dated as of September 14, 2012, as amended by that certain First Amendment to Second Amended and Restated Revolving and Term Credit Agreement dated as of March 14, 2014 and that certain Second Amendment to Second Amended and Restated Revolving and Term Credit Agreement dated as of May 15, 2014, which amended and restated and re-designated such Revolving and Term Credit Agreement as the “Third Amended and Restated Credit Agreement”, as amended by that certain First Amendment to Third Amended and Restated Credit Agreement dated as of December 30, 2015 (as so amended and restated, the “Existing Credit Agreement”), pursuant to which Lenders established and continued a revolving credit facility and a term loan facility for the benefit of Borrower (all capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Existing Credit Agreement); and
WHEREAS, Borrower has requested that certain terms of the Credit Agreement be modified and amended as hereinafter set forth in connection with a reduction in commitments and an extension of Revolving Credit Maturity Date; and
WHEREAS, Lenders and Agent have agreed to such amendments as set forth herein, subject to the terms and conditions hereinafter set forth;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Amendment hereby agree as follows:
1.Amendments to §2.5 of the Credit Agreement. Section 2.5 of the Credit Agreement, Reduction and Termination of Revolving Commitment, is hereby modified and amended by deleting

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the amount “$75,000,000” in its entirety in the first sentence of Section 2.5 and by inserting “$50,000,000” in lieu thereof.
2.Amendments to §2.10 of the Credit Agreement. Section 2.10(a) of the Credit Agreement, Issuance of Letters of Credit, is hereby modified and amended by deleting clause (ii) in Section 2.10(a) in its entirety and by inserting “intentionally omitted” in lieu thereof.
3.    No other Amendments. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided or permitted herein, operate as an amendment or waiver of any right, power or remedy of Agent or Lenders under the Credit Agreement or any of the other Loan Documents, nor constitute an amendment or waiver of any provision of the Credit Agreement or any of the other Loan Documents. Except for the amendments expressly set forth above, the text of the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect, and Borrower and Guarantors hereby ratify and confirm their respective obligations thereunder, as herein modified and amended. This Amendment shall not constitute a course of dealing with Agent or Lenders at variance with the Credit Agreement or the other Loan Documents such as to require further notice by Agent or Lenders to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.
4.    Conditions of Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, Agent, on behalf of Lenders, shall have received, in form and substance satisfactory to it, the following:
(a)    Counterparts of this Amendment duly executed by Borrower, each of the Guarantors and the Required Lenders;
(b)    The representations and warranties made pursuant to Section 5 of this Amendment shall be true and correct; and
(c)    Payment of all reasonable and documented expenses incurred by Agent in connection with the execution and delivery of this Amendment, together with reasonable fees and actually incurred expenses of Agent’s counsel with respect to this Amendment and other post-closing matters, in each case to the extent invoiced at least one (1) Business Day prior to the date hereof.
5.    Representations and Warranties. Each of the Loan Parties represents and warrants as follows:
(a)    The execution, delivery and performance by Borrower and each Guarantor of this Amendment are within each such party’s legal powers, have been duly authorized by all necessary shareholder, partner or member action and do not contravene (i) Borrower’s or any such Guarantor’s Organizational Documents, respectively, or (ii) any law or contractual restriction binding on or affecting such Person;
(b)    No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body, except for those already obtained or made, is required for the due execution, delivery and performance by Borrower or any Guarantor of this Amendment;

(c)    This Amendment constitutes the legal, valid and binding obligations of each such party, enforceable against such Person in accordance with their respective terms, provided that enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws affecting enforcement of creditor’s rights generally and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefore may be brought;
(d)    All of the representations and warranties of the Loan Parties in the Loan Documents are true and correct in all material respects as of the date hereof (or if such representations and warranties by their terms relate solely to an earlier date, then as of such earlier date); and
(e)    No Default or Event of Default is existing and none would result, in each case upon this Amendment becoming effective and after giving effect hereto.
6.    Reaffirmation of Guaranty and Security Documents. By execution of this Amendment, each Guarantor reaffirms and restates its guaranty of the Obligations pursuant to the Guaranty Agreement and agrees that its obligations thereunder are not released, diminished, impaired or reduced or otherwise adversely affected by this Amendment. Each Loan Party reaffirms and admits the validity and enforceability of each Security Document to which it is a party and all of its obligations thereunder and agrees and admits that (a) it has no defense to any such obligation (as of the date of this Amendment) and (b) it shall not exercise any setoff or offset to any such obligation.
7.    Reference to and Effect on the Loan Documents. Upon the effectiveness of this Amendment, on and after the date hereof: each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended and modified hereby.
8.    Costs, Expenses and Taxes. Borrower agrees to pay on demand all reasonable and documented out-of-pocket expenses of Agent actually incurred in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of Agent’s counsel with respect thereto and with respect to advising Agent as to its rights and responsibilities hereunder and thereunder.
9.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.
10.    Loan Document. This Amendment shall be deemed to be a Loan Document for all purposes.
11.    Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or other electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.
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IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date first set forth above.

BORROWER:
FORESTAR (USA) REAL ESTATE GROUP INC., a Delaware corporation

By:	/s/ Charles D. Jehl
	Name:	Charles D. Jehl
	Its:	Chief Financial Officer

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Signature page to Second Amendment to Third Amended and Restated Revolving Credit Agreement

GUARANTORS:
FORESTAR GROUP INC., a Delaware corporation By:/s/ Charles D. Jehl Name: Charles D. Jehl Title: Chief Financial Officer
FORESTAR REALTY INC., a Delaware corporation
FORESTAR HOTEL HOLDING COMPANY INC., a Nevada corporation
CAPITOL OF TEXAS INSURANCE GROUP INC., a Delaware corporation
FORESTAR CAPITAL INC., a Delaware corporation
JOHNSTOWN FARMS, LLC, a Delaware limited liability company
SAN JACINTO I LLC, a Texas limited liability company
SUSTAINABLE WATER RESOURCES LLC, a Texas limited liability company
SWR HOLDINGS LLC, a Delaware limited liability company
STONEY CREEK PROPERTIES LLC, a Delaware limited liability company
FORCO REAL ESTATE INC., a Delaware corporation
FORESTAR PETROLEUM CORPORATION, a Delaware corporation
SECO ENERGY CORPORATION, a Nevada corporation
UNITED OIL CORPORATION, an Oklahoma corporation By: /s/ Charles D. Jehl Name: Charles D. Jehl Title: Chief Financial Officer

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Signature page to Second Amendment to Third Amended and Restated Revolving Credit Agreement

KEYBANK NATIONAL ASSOCIATION, as a Lender, as Swing Line Lender, and as Agent

By: /s/ Nathan Weyer Name: Nathan Weyer Title: Senior RM

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LENDERS:
AgFIRST FARM CREDIT BANK, as a lender
By: /s/ Matt Jeffords Name: Matt Jeffords Title: Vice President

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NORTHWEST FARM CREDIT SERVICES, PCA, as a lender
By: /s/ Chris Eckman Name: Chris Eckman Title: Vice President – Capital Markets

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ZB NA, d/b/a AMEGY BANK NATIONAL ASSOCIATION, as a lender
By: /s/ Barrett Tondre Name: Barrett Tondre Title: Vice President

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CAPITAL ONE N.A., as a lender
By: /s/ Michael B. Perrine Name: Michael B. Perrine Title: Central Texas Market President

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TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as a lender
By: /s/ Mike McConnell Name: Mike McConnell Title: Senior Vice President

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GOLDMAN SACHS BANK USA, as a lender
By: /s/ Ushma Dedhiya Name: Ushma Dedhiya Title: Authorized Signatory

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JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a lender
By: /s/ Melissa Burnett Name: Melissa Burnett Title: Relationship Executive

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as a lender
By: /s/ Chris Garza Name: Chris Garza Title: Senior Vice President

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SYNOVUS BANK, as a lender
By: /s/ David W. Bowman Name: David W. Bowman Title: Director

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METROPOLITAN LIFE INSURANCE COMPANY, as a Lender
By: /s/ W. Kirk Purvis Name: W. Kirk Purvis Title: Director

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UNITED FCS, PCA, d/b/a FCS COMMERCIAL FINANCE GROUP, as a lender
By: /s/ Lisa Caswell Name: Lisa Caswell Title: Vice President

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CADENCE BANK, N.A.as a lender
By: /s/ Melinda N. Jackson Name: Melinda N. Jackson Title: Executive Vice President

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Signature page to Second Amendment to Third Amended and Restated Revolving Credit Agreement